EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Media Contacts:	AirTran Airways:
October 21, 2009		Christopher White (Media)
678.254.7442

Jason Bewley (Investor Relations)
407.318.5188

AirTran Holdings, Inc., Reports Net Income of $10.4 Million in Third Quarter
- Record Year-to-Date Net Income of $117.6 Million –
- Strong Third Quarter Operating Income of $37.0 Million -

ORLANDO, Fla., (October 21, 2009) -- AirTran Holdings, Inc., (NYSE: AAI), the parent company of AirTran Airways, Inc., today reported net income of $10.4 million or $0.08 per diluted share for the third quarter of 2009. These results represent a $105.0 million improvement over the third quarter of 2008.

The operating income for the third quarter of 2009 was $37.0 million and is the second highest third quarter operating income in Company history.

The Company has been profitable in each quarter of 2009, and has posted year-to-date records in operating income of $150.9 million, net income of $117.6 million, and load factor of 80.4 percent.

Included in net income for the third quarter were $6.3 million of unrealized losses on the Company’s future fuel hedge portfolio and a $6.4 million gain primarily related to the Company’s retention of deposits from a terminated aircraft sales contract. Excluding these items, the economic net income for the third quarter of 2009 was $10.6 million or $0.08 per diluted share.

"Our 8,500 dedicated Crew Members are committed to running the finest airline in the U.S., and their outstanding efforts have resulted in AirTran being profitable every quarter this year," said Bob Fornaro, AirTran Airways' chairman, president and chief executive officer. "Through their hard work and dedication and the loyalty of our customers, we have been very successful despite these difficult economic times.”

During the third quarter, AirTran Airways continued to expand its network by adding point-to-point service from Atlanta, Baltimore, Milwaukee, and Orlando. The industry’s low-cost leader introduced a significantly expanded Caribbean schedule with new service to Montego Bay, Jamaica, Nassau, Bahamas, and Aruba, as well as new service to Key West, Fla.

“The year-over-year improvement in our financial performance is directly related to maintaining our industry-leading low cost structure while providing ‘best-in-class’ service and outstanding value to our business and leisure passengers,” said Arne Haak, senior vice president of finance, treasurer and chief financial officer for AirTran Airways. “AirTran Airways was among the first airlines to react to the changing economic environment in 2008, and our operating performance this year reflects those actions.”

Other highlights of AirTran Airways' accomplishments in the third quarter and to date include:

·	AirTran Airways is the first and only major airline to equip every flight on all aircraft with high-speed Gogo Inflight Internet

·	Expanded Caribbean and Florida service and announced the following new destinations: Montego Bay, Jamaica; Nassau, Bahamas; Aruba and Key West, Fla.

·	Bolstered liquidity by extending and enhancing a $175 million credit facility and completing over $165 million in equity and debt financing

·	Announced multi-year marketing partnerships with the Atlanta Falcons (and launched special livery aircraft, Falcons One) and the Orlando Magic

AirTran Holdings, Inc. will conduct a conference call to discuss the quarter's results today at 9:30 a.m. EDT. A live broadcast of the conference call will be available via the Internet in the investor relations section at www.airtran.com.

-more-

AirTran Reports Strong Net Income in Third Quarter
Add One

AirTran Airways, a subsidiary of AirTran Holdings, Inc. (NYSE: AAI) and a Fortune 1000 company, has been ranked the number one low cost carrier in the Airline Quality Rating study for the past two years. AirTran is the only major airline with Gogo Inflight Internet on every flight and offers coast-to-coast service on North America’s newest all-Boeing fleet. Its low-cost, high-quality product also includes assigned seating, Business Class and complimentary XM Satellite Radio on every flight. To book a flight, visit www.airtran.com.

Editor's note: Statements regarding the Company's operational and financial success, business model, expectation about future success, improved operational performance and our ability to maintain or improve our low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2008. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

Media Contacts:   AirTran Airways
Christopher White (Media)
678-254-7442

Jason Bewley (Investor Relations)
407-318-5188

AirTran Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share data and statistical summary)
(Unaudited)

	Three Months Ended September 30,				Percent
	2009		2008		Change
Operating Revenues:
Passenger	$529,435		$635,316		(16.7)
Other	67,967		37,976		79.0
Total operating revenues	597,402		673,292		(11.3)
Operating Expenses:
Aircraft fuel	190,235		363,882		(47.7)
Salaries, wages and benefits	122,895		120,170		2.3
Aircraft rent	60,632		60,542		0.1
Maintenance, materials and repairs	49,973		40,022		24.9
Distribution	25,306		26,857		(5.8)
Landing fees and other rents	37,573		36,196		3.8
Aircraft insurance and security services	5,440		5,470		(0.5)
Marketing and advertising	9,349		9,948		(6.0)
Depreciation	13,899		15,445		(10.0)
Gain on asset dispositions	(6,379)		(9,254)		(31.1)
Other operating	51,446		51,427		0.0
Total operating expenses	560,369		720,705		(22.2)
Operating Income (Loss)	37,033		(47,413)		—
Other (Income) Expense:
Interest income	(3,835)		(908)		—
Interest expense	20,089		22,592		(11.1)
Capitalized interest	(179)		(1,202)		(85.1)
Other	18		—		—
Net losses on derivative financial instruments	10,281		41,520		(75.2)
Other (income) expense, net	26,374		62,002		(57.5)
Income (Loss) Before Income Taxes	10,659		(109,415)		—
Income tax expense (benefit)	233		(14,862)		—
Net Income (Loss)	$10,426		$(94,553)		—
Income (Loss) per Common Share
Basic	$0.09		$(0.81)		—
Diluted	$0.08		$(0.81)		—
Weighted-average Shares Outstanding
Basic	120,482		117,177		2.8
Diluted	140,625		117,177		20.0
Operating margin	6.2	percent	(7.0	) percent	13.2	pts.
Net margin	1.7	percent	(14.0	) percent	15.7	pts.
Net margin, adjusted*	1.8	percent	(7.2	) percent	9.0	pts.

(continued on next page)

	Three Months Ended September 30,				Percent
	2009		2008		Change
Third Quarter Statistical Summary:
Revenue passengers	6,533,184		6,612,928		(1.2)
Revenue passenger miles (000s)	5,172,347		5,260,949		(1.7)
Available seat miles (000s)	6,170,977		6,221,858		(0.8)
Passenger load factor	83.8	percent	84.6	percent	(0.8	) pts.
Departures	65,559		66,337		(1.2)
Average stage length (miles)	749		745		0.5
Average fare	$81.04		$96.07		(15.6)
Average yield per RPM	10.24	cents	12.08	cents	(15.2)
Passenger revenue per ASM	8.58	cents	10.21	cents	(16.0)
Total revenue per ASM	9.68	cents	10.82	cents	(10.5)
Operating cost per ASM	9.08	cents	11.58	cents	(21.6)
Operating cost per ASM, adjusted*	9.18	cents	11.73	cents	(21.7)
Non-fuel operating cost per ASM	6.00	cents	5.73	cents	4.7
Non-fuel operating cost per ASM, adjusted*	6.10	cents	5.88	cents	3.7
Average cost of aircraft fuel per gallon	$1.98		$3.82		(48.2)
Average economic cost of aircraft fuel per gallon	$2.02		$3.67		(45.0)
Gallons of fuel burned (000s)	96,098		95,303		0.8
Operating aircraft in fleet at end of period	136		139		(2.2)
Average daily aircraft utilization (hours)	11.4		11.2		1.8
Full-time equivalent employees at end of period	7,717		7,372		4.7

*
Statistical calculations for 2009 and 2008, on an adjusted basis, exclude gains and losses as detailed in the attached
Reconciliation of GAAP Financial Information to Non-GAAP Financial Information. Our third quarter 2008 financial data has been restated to reflect the required retrospective application of our adoption of Accounting Standards
Codification (ASC) 470-20, "Debt with Conversion and Other Options - Cash Conversion." The restatement resulted in a $1.3 million increase and $12.5 million decrease to operating loss and net loss, respectively, for the three months ended September 30, 2008.

AirTran Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share data and statistical summary)
(Unaudited)

	Nine Months Ended September 30,				Percent
	2009		2008		Change
Operating Revenues:
Passenger	$1,552,507		$1,860,379		(16.5)
Other	190,503		102,684		85.5
Total operating revenues	1,743,010		1,963,063		(11.2)
Operating Expenses:
Aircraft fuel	483,008		1,000,451		(51.7)
Salaries, wages and benefits	363,627		362,469		0.3
Aircraft rent	181,621		182,234		(0.3)
Maintenance, materials and repairs	145,884		124,795		16.9
Distribution	70,540		77,081		(8.5)
Landing fees and other rents	108,722		104,990		3.6
Aircraft insurance and security services	15,756		16,310		(3.4)
Marketing and advertising	30,947		31,114		(0.5)
Depreciation	42,120		43,558		(3.3)
Gain on asset dispositions	(3,073)		(15,797)		(80.5)
Impairment of goodwill	—		8,350		—
Other operating	152,952		156,748		(2.4)
Total operating expenses	1,592,104		2,092,303		(23.9)
Operating Income (Loss)	150,906		(129,240)		—
Other (Income) Expense:
Interest income	(5,212)		(5,372)		(3.0)
Interest expense	61,068		63,335		(3.6)
Capitalized interest	(1,244)		(7,028)		(82.3)
Other	(4,278)		—		—
Net (gains) losses on derivative financial instruments	(17,944)		3,150		—
Other (income) expense, net	32,390		54,085		(40.1)
Income (Loss) Before Income Taxes	118,516		(183,325)		—
Income tax expense (benefit)	945		(38,585)		—
Net Income (Loss)	$117,571		$(144,740)		—
Income (Loss) per Common Share
Basic	$0.98		$(1.36)		—
Diluted	$0.86		$(1.36)		—
Weighted-average Shares Outstanding
Basic	120,158		106,170		13.2
Diluted	139,617		106,170		31.5
Operating margin	8.7	percent	(6.6	) percent	15.3	pts.
Net margin	6.7	percent	(7.4	) percent	14.1	pts.
Net margin, adjusted*	4.8	percent	(6.4	) percent	11.2	pts.

(continued on next page)

	Nine Months Ended September 30,				Percent
	2009		2008		Change
Nine Month Statistical Summary:
Revenue passengers	18,086,257		18,864,674		(4.1)
Revenue passenger miles (000s)	14,076,956		14,737,024		(4.5)
Available seat miles (000s)	17,498,261		18,450,013		(5.2)
Passenger load factor	80.4	percent	79.9	percent	0.5	pts.
Departures	188,576		198,978		(5.2)
Average stage length (miles)	740		737		0.4
Average fare	$85.84		$98.62		(13.0)
Average yield per RPM	11.03	cents	12.62	cents	(12.6)
Passenger revenue per ASM	8.87	cents	10.08	cents	(12.0)
Total revenue per ASM	9.96	cents	10.64	cents	(6.4)
Operating cost per ASM	9.10	cents	11.34	cents	(19.8)
Operating cost per ASM, adjusted*	9.12	cents	11.38	cents	(19.9)
Non-fuel operating cost per ASM	6.34	cents	5.92	cents	7.1
Non-fuel operating cost per ASM, adjusted*	6.36	cents	5.96	cents	6.7
Average cost of aircraft fuel per gallon	$1.77		$3.53		(49.9)
Average economic cost of aircraft fuel per gallon	$1.81		$3.45		(47.5)
Gallons of fuel burned (000s)	272,264		283,169		(3.9)
Operating aircraft in fleet at end of period	136		139		(2.2)
Average daily aircraft utilization (hours)	11.0		11.3		(2.7)
Full-time equivalent employees at end of period	7,717		7,372		4.7

*
Statistical calculations for 2009 and 2008, on an adjusted basis, exclude gains and losses as detailed in the attached
Reconciliation of GAAP Financial Information to Non-GAAP Financial Information.  Our 2008 financial data has been restated to reflect the required retrospective application of our adoption of Accounting Standards Codification
(ASC) 470-20, "Debt with Conversion and Other Options - Cash Conversion." The restatement resulted in a
$2.4 million increase and $10.7 million decrease to operating loss and net loss, respectively, for the nine months ended
September 30, 2008.

Reconciliation of GAAP Financial Information to Non-GAAP Financial Information

Three and Nine Months Ended September 30, 2009 and 2008

We prepare our financial statements in accordance with generally accepted accounting principles (GAAP). Within our press release, we make reference to certain non-GAAP financial measures including net margin. Our disclosures may also exclude special or non-recurring items that we believe should be taken into consideration to more accurately measure and monitor our operating performance. Our disclosure of non-fuel operating cost per available seat mile (non-fuel CASM) is consistent with financial measures reported by other airlines and analysts. We believe that non-fuel CASM and non-fuel CASM adjusted provide a useful understanding of our operations. Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond our control.  Our press release also contains information regarding the components of GAAP fuel expense and net gains and losses on derivative financial instruments. These amounts have been included as supplemental information.

We disclose both the average fuel cost per gallon and the average economic fuel cost per gallon. Average fuel cost per gallon is based on fuel expense as measured by GAAP and includes realized gains and losses on fuel related derivative instruments which are accounted for as hedges. Average economic fuel cost per gallon includes realized gains and losses on all fuel related derivative instruments, including those which were not accounted for as hedges, but does not include unrealized gains and losses recognized under GAAP.

We consider our fuel derivative contracts an important tool in managing costs related to jet fuel purchases. We believe it is important to assess our financial performances by including the effect of the net cash settlements and excluding the mark-to-market adjustments for our unrealized gains and losses recorded in the income statement for contracts settling in future periods.

We believe that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in assessing our underlying performance on a year-over-year and a quarter-over-quarter basis. However, because these measures are not determined in accordance with accounting principles generally accepted in the United States, such measures are susceptible to varying calculations and not all companies calculate the measures in the same manner. As a result the aforementioned measures as presented may not be directly comparable to similarly titled measures presented by other companies. The non-GAAP measures are presented as supplemental information and not as alternatives to any GAAP measurements.

Dollars in thousands, unless otherwise noted	Three months ended September 30,			Nine months ended September 30,
	2009	2008		2009	2008
The following table calculates net margin, adjusted:
Net income (loss)	$10,426	$(94,553)		$117,571	$(144,740)
(Gain) loss on debt extinguishment, net of taxes	251	—		(3,333)	—
Unrealized (gains) losses on derivative financial instruments, net of taxes	6,260	55,547		(27,663)	26,541
Gain on asset dispositions, net of taxes	(6,379)	(9,254)		(3,073)	(15,797)
Impairment of goodwill	—	—		—	8,350
Net income (loss), adjusted	$10,558	$(48,260)		$83,502	$(125,646)
Total operating revenues	$597,402	$673,292		$1,743,010	$1,963,063
Net margin, adjusted	1.8%	(7.2	) %	4.8%	(6.4	) %
The following table calculates operating cost per ASM, adjusted:
Total operating expenses	$560,369	$720,705		$1,592,104	$2,092,303
Gain on asset dispositions	6,379	9,254		3,073	15,797
Impairment of goodwill	—	—		—	(8,350)
Operating expenses, adjusted	$566,748	$729,959		$1,595,177	$2,099,750
ASMs (000)	6,170,977	6,221,858		17,498,261	18,450,013
Operating cost per ASM (cents), adjusted	9.18	11.73		9.12	11.38
The following table calculates non-fuel operating cost per ASM and non-fuel operating cost per ASM, adjusted:
Total operating expenses	$560,369	$720,705		$1,592,104	$2,092,303
Aircraft fuel	(190,235)	(363,882)		(483,008)	(1,000,451)
Operating expenses, adjusted	$370,134	$356,823		$1,109,096	$1,091,852
ASMs (000)	6,170,977	6,221,858		17,498,261	18,450,013
Non-fuel operating cost per ASM (cents)	6.00	5.73		6.34	5.92

Total operating expenses	$560,369	$720,705		$1,592,104	$2,092,303
Aircraft fuel	(190,235)	(363,882)		(483,008)	(1,000,451)
Gain on asset dispositions	6,379	9,254		3,073	15,797
Impairment of goodwill	—	—		—	(8,350)
Non-fuel operating cost, adjusted	$376,513	$366,077		$1,112,169	$1,099,299
ASMs (000)	6,170,977	6,221,858		17,498,261	18,450,013
Non-fuel operating cost per ASM (cents), adjusted	6.10	5.88		6.36	5.96
The following table calculates average economic cost of aircraft fuel per gallon:
Aircraft fuel expense per GAAP	$190,235	$363,882		$483,008	$1,000,451
Realized (gains) losses on derivatives that do not qualify for hedge accounting, recorded in net (gains) losses on derivative financial instruments	4,021	(14,027)		9,719	(23,391)
Economic fuel expense	$194,256	$349,855		$492,727	$977,060
Gallons of fuel burned (000s)	96,098	95,303		272,264	283,169
Economic cost of aircraft fuel per gallon	$2.02	$3.67		$1.81	$3.45
The following table calculates diluted earnings per share, adjusted for the three months ended September 30, 2009 and 2008:
Net income	$10,426	$(94,553)
Gain on debt extinguishment, net of taxes	251	—
Unrealized losses on derivative financial instruments, net of taxes	6,260	55,547
Gain on asset dispositions, net of taxes	(6,379)	(9,254)
Net income, adjusted	$10,558	$(48,260)
Plus income effect of assumed conversion-interest on convertible debt	956	—
Income after assumed conversion, diluted	$11,514	$(48,260)
Adjusted weighted-average shares outstanding, diluted	140,625	117,177
Diluted earnings per share (dollars), adjusted	$0.08	$(0.41)

COMPANY ESTIMATES/FORWARD LOOKING STATEMENTS

The following table contains our year-over-year capacity projection for the remainder of 2009:

Period	Forecasted ASMs
Q4 2009	Up approximately 7%

The following table contains our year-over-year projections for Q4 2009 total unit revenues, non-fuel operating unit costs, and average cost per gallon of fuel, all-in:

Q4 Projection
Total unit revenue per ASM	Down 7% to 8%
Non-fuel unit operating cost per ASM in Q4	Up 1% to 2%
Average cost per gallon of fuel, all-in	$2.08 to $2.12

As of September 30, 2009, we had aggregate unrestricted cash, cash equivalents, and short-term investments of $408.2 million, and we also had $55.2 million of restricted cash. During October 2009, we completed a public offering of $115.0 million in 5.25% convertible senior notes due in 2016 and a public offering of 11.3 million shares of our common stock at a price of $5.08 per share. The net proceeds from the two offerings aggregated approximately $166.3 million.

Contact:  Christopher White (Media), +1-678-254-7442; or Jason Bewley (Investor Relations), +1-407-318-5188, both of AirTran Airways